SPINNAKER ETF SERIES
VECTORSHARES MIN VOL ETF
(the “Fund”)

Supplement dated June 1, 2022
to the Statement of Additional Information (“SAI”) dated July 1, 2021
This Supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI for the Fund.
The Officers table in the section of the SAI entitled “Management – Trustees and Officers” is replaced in its entirety with the following:
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 12/16	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 12/16	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Andrea M. Knoth (09/1983)	Chief Compliance Officer	Since 5/22
Director of Compliance, The Nottingham Company since 2022. Formerly, Senior Fund Compliance Administrator, Ultimus Fund Solutions from 2019 to 2022. Formerly, Associate Director of Operational Compliance, Barings from 2018 to 2019.  Formerly, Senior Fund Compliance Administrator, Gemini Fund Services from 2012 to 2018.

For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference